Filed Pursuant to Rule 497(e)

1933 Act File No. 033-01182
1940 Act File No. 811-04447

1933 Act File No. 033-37959
1940 Act File No. 811-06221

October 24, 2011

BRANDYWINE FUND, INC.
BRANDYWINE BLUE FUND, INC.

Supplement to the
Statement of Additional Information (“SAI”) dated January 31, 2011, as supplemented October 6, 2011

Effective as of October 3, 2011, Quasar Distributors, LLC will serve as the distributor to the Brandywine Fund, and Brandywine Blue Fund.

As a result, the following new section is appended to the combined SAI of the Brandywine Fund and the Brandywine Blue Fund, immediately following the section entitled “Service Agreements,” which begins on page 24 of the SAI:

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the principal underwriter in connection with the continuous offering of the shares of the Funds pursuant to a Distribution Agreement.  The address of the Distributor is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Directors, including a majority of the Directors who are not “interested persons” of the Funds.  The Funds and the Distributor each have the right to terminate the Distribution Agreement on 60 days prior written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

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Please retain this Supplement with your Statement of Additional Information.